EXHIBIT 10.2

EXECUTION VERSION

THIRD AMENDMENT TO

THE THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

This THIRD AMENDMENT TO THE THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT (this “Amendment”), dated as of November 3, 2023 amends the Third Amended and Restated Series 2015-3 Supplement (as amended to date, the “Series 2015-3 Supplement”), dated as of April 14, 2022, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, a “Funding Agent” with respect to such CP Conduit Purchaser), the entities set forth on Schedule I thereto as Committed Note Purchasers (each, a “Committed Note Purchaser”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2015-3 Noteholders (in such capacity, the “Series 2015-3 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2015-3 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable;

WHEREAS, pursuant to Section 11.11 of the Series 2015-3 Supplement, (x) the Series 2015-3 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2015-3 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;

WHEREAS, the parties desire to amend the Series 2015-3 Supplement to, among other things, (i) request an increase to the Class A Maximum Invested Amount in connection with a bridge facility and (ii) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment; and

WHEREAS, ABRCF has requested the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and the Series 2015-3 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder have agreed to, make the amendments described above as set forth herein.

NOW, THEREFORE, it is agreed:

1.                  Amendments.

(a) The following definitions are (x) to the extent already set forth in Article I(b) of the Series 2015-3 Supplement, hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined, (y) to the extent such definition is double underlined in its entirety, inserted into Article I(b) of the Series 2015-3 Supplement in the appropriate alphabetical order and (z) to the extent such definition is lined out in its entirety, deleted from Article I(b) of the Series 2015-3 Supplement:

“Bridge Closing Date” means ~~April 24~~November 3, 2023.

~~“Bridge Decrease Date” means August 31, 2023.~~

“Bridge Purchaser Group” means each CP Conduit Purchaser Group and Non-Conduit Purchaser Group that is designated as such on Schedules ~~I-C~~I-A or ~~I-D~~I-B, as applicable, or that ABRCF otherwise designates as such by notifying in writing the Administrative Agent and the Trustee.

“Bridge Repayment Date” means the first Business Day following the earlier of (x) the first Series Closing Date with respect to any Series of Notes (other than Variable Funding Notes) following the Bridge Closing Date and (y) ~~the Reduction Date~~February 28, 2024.

“Class A Maximum Purchaser Group Invested Amount” means, (1) on and after the Bridge Closing Date to but excluding ~~the earlier of the Bridge Decrease Date and~~ the Bridge Repayment Date, ~~with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-C under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-C under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, (2) if the Bridge Repayment Date has not yet occurred and to the extent applicable, on and after the Bridge Decrease Date to but excluding the Bridge Repayment Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-D under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-D under~~

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~~the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, (3) if the Bridge Repayment Date has occurred, on and after the Bridge Repayment Date to but excluding the Reduction Date,~~ with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-A under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-A under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, and (~~4~~2) on and after the ~~Reduction~~Bridge Repayment Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-B under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-B under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, in each case, as such amount may be increased or reduced from time to time as provided in Section 2.6. The Class A Maximum Purchaser Group Invested Amount with respect to each Non-Extending Purchaser Group shall be reduced by the Class A Maximum Purchaser Group Invested Amount of such Non-Extending Purchaser Group on the Class A Scheduled Expiry Date with respect to such Purchaser Group to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2015-3 Notes to a replacement Purchaser Group as provided in Section 2.6(d).

“Class A/B Maximum Invested Amount” means the sum of (x) the Class A Maximum Invested Amount and (y) the Class B Maximum Invested Amount, in each case only taking into consideration the Class A Maximum Purchaser Group Invested Amounts and Class B Maximum Purchaser Group Invested Amounts set forth on Schedule I-B of this Supplement, regardless of whether ~~the Reduction Date, the Bridge Decrease Date or~~ the Bridge Repayment Date has occurred.

“Class B Maximum Purchaser Group Invested Amount” means, (1) on and after the Bridge Closing Date to but excluding ~~the earlier of the Bridge Decrease Date and~~ the Bridge Repayment Date, ~~with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-C under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-C under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, (2) if the Bridge Repayment Date has not yet occurred, and to the extent applicable, on and after the Bridge Decrease Date to but excluding the Bridge Repayment Date,~~

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~~with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-D under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-D under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, (3) if the Bridge Repayment Date has occurred, on and after the Bridge Repayment Date to but excluding the Reduction Date,~~ with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-A under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-A under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, and (~~4~~2) on and after the ~~Reduction~~Bridge Repayment Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-B under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-B under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, in each case, as such amount may be increased or reduced from time to time as provided in Section 2.6. The Class B Maximum Purchaser Group Invested Amount with respect to each Non-Extending Purchaser Group shall be reduced by the Class B Maximum Purchaser Group Invested Amount of such Non-Extending Purchaser Group on the Class B Scheduled Expiry Date with respect to such Purchaser Group to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2015-3 Notes to a replacement Purchaser Group as provided in Section 2.6(d).

“Class R Maximum Invested Amount” means, (1) on and after the Bridge Closing Date to but excluding ~~the earlier of the Bridge Decrease Date and~~ the Bridge Repayment Date, ~~with respect to any Committed Note Purchaser, the amount set forth opposite the name of such Committed Note Purchaser on Schedule I-C under the heading “Class R Maximum Purchaser Group Invested Amount” or in the Class R Supplement pursuant to which such Committed Note Purchaser became a party to this Supplement, (2) if the Bridge Repayment Date has not yet occurred and to the extent applicable, on and after the Bridge Decrease Date to but excluding the Bridge Repayment Date, with respect to any Committed Note Purchaser, the amount set forth opposite the name of such Committed Note Purchaser on Schedule I-D under the heading “Class R Maximum Purchaser Group Invested Amount” or in the Class R Supplement pursuant to which such Committed Note Purchaser became a party to this Supplement, (3) if the Bridge Repayment Date has occurred, on and after the Bridge Repayment Date to but excluding~~

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~~the Reduction Date,~~ with respect to any Committed Note Purchaser, the amount set forth opposite the name of such Committed Note Purchaser on Schedule I-A under the heading “Class R Maximum Purchaser Group Invested Amount” or in the Class R Supplement pursuant to which such Committed Note Purchaser became a party to this Supplement, and (~~4~~2) on and after the ~~Reduction~~Bridge Repayment Date, with respect to any Committed Note Purchaser, the amount set forth opposite the name of such Committed Note Purchaser on Schedule I-B under the heading “Class R Maximum Purchaser Group Invested Amount” or in the Class R Supplement pursuant to which such Committed Note Purchaser became a party to this Supplement, in each case, as such amount may be increased from time to time as provided in Section 2.6.

~~“Reduction Date” means November 1, 2023.~~

“Schedule I” means, unless otherwise specified, (i) on and after the Bridge Closing Date to but excluding ~~the earlier of the Bridge Decrease Date and~~ the Bridge Repayment Date, ~~Schedule I-C hereto, (ii) if the Bridge Repayment Date has not yet occurred and to the extent applicable, on and after the Bridge Decrease Date to but excluding the Bridge Repayment Date, Schedule I-D hereto, (iii) if the Bridge Repayment Date has occurred, on and after the Bridge Repayment Date to but excluding the Reduction Date,~~ Schedule I-A hereto and (~~iv~~ii) on and after the ~~Reduction~~Bridge Repayment Date, Schedule I-B hereto, in ~~each~~either case, as modified to include any revised schedule in connection with a Purchaser Group Supplement.

“Series 2015-3 Maximum Invested Amount” means, on any date of determination, the sum of (i) the Maximum Purchaser Group Invested Amount and (ii) the Class R Maximum Invested Amount on such date; provided that on and after ~~the Bridge Decrease Date,~~ the Bridge Repayment Date ~~and/or the Reduction Date~~, the Series 2015-3 Maximum Invested Amount shall be reduced in accordance with Section 2.10~~, as applicable~~.

(b) Section 2.5 of the Series 2015-3 Supplement is hereby amended and restated as follows, (i) by deleting each text thereof which is lined out and (ii) by inserting each text thereof which is double underlined:

Section 2.5. Procedure for Decreasing the Series 2015-3 Invested Amount; Optional Termination.

(a) Subject to the following sentence, on any Business Day prior to the occurrence of an Amortization Event, upon the written request of ABRCF or the Administrator on behalf of ABRCF, the Series 2015-3 Invested Amount or during any Series 2015-3 Controlled Amortization Period the Class A Invested Amount and Class B Invested Amount only, may be reduced (a “Decrease”) by the Trustee’s withdrawing (as set forth in such request) (x) funds on deposit in the Series 2015-3 Excess Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day (after giving effect to any application pursuant to clauses (i), (ii) and (iii) of Section 3.2(f)) and/or (y) if such Business Day is during any Series 2015-3 Controlled Amortization Period, funds on deposit in the Series 2015-3 Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day

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that were allocated to the Series 2015-3 Notes pursuant to Section 3.2(b)(ii) on or prior to such Business Day which have not previously been withdrawn therefrom pursuant to either this clause (y) to make a Decrease or pursuant to Section 3.5(a) to be paid to the holders of the Series 2015-3 Notes, and, in each case, depositing such funds into the Series 2015-3 Distribution Account and distributing such funds to the Administrative Agent on such Business Day in accordance with Section 3.5(b); provided that ABRCF shall have given the Administrative Agent and each Committed Note Purchaser (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 a.m. (New York City time) on the second Business Day prior to such Decrease; provided, further, that any such Decrease (other than in accordance with a Bridge Decrease pursuant to Section 2.5(e)) shall be in an amount equal to $10,000,000 and integral multiples of $500,000 in excess thereof (or if such Decrease will be used to reduce one or more Non-Extending Purchaser Group’s Purchaser Group Invested Amounts, such Decrease may be in such amount as is necessary to reduce the Purchaser Group Invested Amounts of all such Non-Extending Purchaser Groups as necessary to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2015-3 Notes to a replacement Purchaser Group as provided in Section 2.6(d)). Notwithstanding the previous sentence, the Class R Notes shall not be subject to a Decrease during any Series 2015-3 Controlled Amortization Period. Upon each Decrease, the Administrative Agent shall indicate in its records such Decrease, the Purchaser Group Invested Amount outstanding with respect to each Purchaser Group after giving effect to such Decrease and the Class R Invested Amount outstanding with respect to each Committed Note Purchaser after giving effect to such Decrease. Upon receipt of any notice required by Section 2.5(a) from ABRCF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group, no later than 1:00 p.m. (New York City time) on the Business Day received. For the avoidance of doubt, payments made in connection with a Bridge Decrease may be made on a non-pro rata basis to the Purchaser Groups if required to cause a Purchaser Group’s Class A Purchaser Group Invested Amount to equal ~~than~~the Class A Maximum Purchaser Group Invested Amount, as determined by ABRCF and notified to the Trustee and Administrative Agent in writing.

(b) On any Business Day, ABRCF shall have the right to deliver an irrevocable written notice (an “Optional Termination Notice”) to the Administrative Agent, each Committed Note Purchaser, the Trustee, the Administrator, Standard & Poor’s, Moody’s and the Rating Agencies in which ABRCF declares that the Commitments shall terminate on the date (the “Optional Termination Date”) set forth in such notice (which date, in any event, shall be a Distribution Date not less than twenty Business Days from the date on which such notice is delivered). Upon receipt of any Optional Termination Notice from ABRCF, the Administrative Agent shall promptly

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notify each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group thereof.

(c) From and after the Optional Termination Date, the Series 2015-3 Rapid Amortization Period shall commence for all purposes under this Supplement, the Base Indenture and the Related Documents.

(d) If there are Principal Collections on deposit in the Series 2015-3 Excess Collection Account on any Business Day on which the Purchaser Group Invested Amount with respect to any Non-Extending Purchaser Group shall not have been reduced as necessary to the extent such Non-Extending Purchaser Group does not assign all of its rights and obligations under this Supplement and the Series 2015-3 Notes to a replacement Purchaser Group as provided in Section 2.6(d) and ABRCF would be permitted under the terms of Section 2.5(a) to effect a Decrease with such funds, ABRCF shall request such a Decrease in accordance with Section 2.5(a) on the earliest possible date.

(e) Upon the Bridge Repayment Date, ~~the Bridge Decrease Date and/or the Reduction Date,~~ ABRCF shall deposit into the Series 2015-3 Excess Collection Account an amount equal to the amount required to reduce the Class A Purchaser Group Invested Amount for each Purchaser Group to the Class A Maximum Purchaser Group Invested Amount listed on ~~(x) if the Bridge Decrease Date has occurred and the Bridge Repayment Date has not yet occurred, Schedule I-D hereto, (y) if the Bridge Repayment Date has occurred and the Reduction Date has not yet occurred, Schedule I-A hereto and (z) if the Reduction Date has occurred,~~ Schedule I-B hereto, and shall use such amount to make a Decrease (such Decrease, a “Bridge Decrease”) in accordance with Section 2.5(a) and this Section 2.5(e). ABRCF or the Administrator on behalf of ABRCF, shall instruct the Trustee to reduce the Class A Purchaser Group Invested Amount for each Purchaser Group so that such Purchaser Group’s Class A Purchaser Group Invested Amount is equal to or less than the Class A Maximum Purchaser Group Invested Amount set forth on ~~(x) if the Bridge Decrease Date has occurred and the Bridge Repayment Date has not yet occurred, Schedule I-D hereto, (y) if the Bridge Repayment Date has occurred and the Reduction Date has not yet occurred, Schedule I-A hereto and (z) if the Reduction Date has occurred,~~ Schedule I-B hereto. ABRCF or the Administrator on its behalf shall have given the Administrative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt) (with a copy to each Bridge Purchaser Group) of the amount of such Bridge Decrease prior to 9:30 a.m. (New York City time) on the second Business Day prior to such Bridge Decrease. Upon a Bridge Decrease, the Administrative Agent shall indicate in its records such Bridge Decrease, the Purchaser Group Invested Amount outstanding with respect to each Purchaser Group after giving effect to such Bridge Decrease and the Class R Invested Amount outstanding with respect to each Committed Note Purchaser after giving effect to such Bridge Decrease. For the avoidance of

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doubt, payments made in connection with a Bridge Decrease may be made on a non-pro rata basis to the Purchaser Groups if required to cause a Purchaser Group’s Class A Purchaser Group Invested Amount to equal ~~than~~ the Class A Maximum Purchaser Group Invested Amount, as determined by ABRCF and notified to the Trustee and Administrative Agent in writing.

(c) Section 2.10 of the Series 2015-3 Supplement is hereby amended and restated as follows, (i) by deleting each text thereof which is lined out and (ii) by inserting each text thereof which is double underlined:

Section 2.10. Adjustments to Commitments. The Series 2015-3 Maximum Invested Amount shall be (i) on and after the Bridge Closing Date to but excluding ~~the earlier of the Bridge Decrease Date and~~ the Bridge Repayment Date, ~~as set forth in Schedule I-C hereto, (ii) if the Bridge Repayment Date has not yet occurred and to the extent applicable, on and after the Bridge Decrease Date to but excluding the Bridge Repayment Date, as set forth in Schedule I-D hereto, (iii) if the Bridge Repayment Date has occurred, on and after the Bridge Repayment Date to but excluding the Reduction Date,~~ as set forth in Schedule I-A hereto and (~~iv~~ii) on and after the ~~Reduction~~Bridge Repayment Date, as set forth in Schedule I-B hereto. The parties hereto agree and acknowledge that (~~w~~i) on the Bridge Closing Date, the Series 2015-3 Maximum Invested Amount shall be automatically increased by increasing the applicable Maximum Purchaser Group Amounts as set forth in Schedule ~~I-C~~I-A hereto~~, (x) if the Bridge Decrease Date occurs prior to the Bridge Repayment Date and to the extent applicable, on the Bridge Decrease Date the Series 2015-3 Maximum Invested Amount shall be automatically reduced by reducing the applicable Maximum Purchaser Group Amounts as set forth in Schedule I-D hereto, (y) if the Bridge Repayment Date has occurred prior to the Reduction Date, on the Bridge Repayment Date the Series 2015-3 Maximum Invested Amount shall be automatically reduced by reducing the applicable Maximum Purchaser Group Amounts as set forth in Schedule I-A~~ and (~~z~~ii) on the ~~Reduction~~Bridge Repayment Date, the Series 2015-3 Maximum Invested Amount shall be automatically reduced by reducing the applicable Maximum Purchaser Group Amounts as set forth in Schedule I-B hereto. The parties hereto hereby waive any requirement of prior notice under Sections 2.6(a) and (c) of this Supplement solely in connection with any increase or reduction in Commitments on the Bridge Closing Date or Bridge Repayment Date ~~or Reduction Date, as applicable~~.

(d) Clause (o) of Article IV of the Series 2015-3 Supplement is hereby amended and restated as follows, (i) by deleting each text thereof which is lined out and (ii) by inserting each text thereof which is double underlined:

(o) the Series 2015-3 Invested Amount on ~~the Bridge Decrease Date,~~ the Bridge Repayment Date ~~or the Reduction Date~~ exceeds the Series 2015-3 Maximum Invested Amount on such date (after giving effect to Section 2.10 and any Decreases made in accordance with Section 2.5(e)); and

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2.                  Amendment of Schedule I. Schedule I of the Series 2015-3 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule A hereto.

3.                  Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2015-3 Agent) hereby authorize and direct the Trustee and Series 2015-3 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

4.                  This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2015-3 Supplement.

5.                  This Amendment shall become effective on the later of (x) the date hereof and (y) the date on which each of the following shall have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2015-3 Noteholders shall have been delivered to the Trustee and the Series 2015-3 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, (vi) the amendment, dated as of the date hereof, to the Series 2015-3 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived and (vii) the Administrative Agent and each Purchaser Group shall have received payment of any fees payable to it in connection with this Amendment (such later date, the “Amendment Effective Date”).

6.                  From and after the Amendment Effective Date, all references to the Series 2015-3 Supplement shall be deemed to be references to the Series 2015-3 Supplement as amended hereby.

7.                  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,”

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“delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

8.                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2015-3 Agent

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES COMPANY LLC,
as a CP Conduit Purchaser under
the Series 2015-3 Supplement

By:	/s/ Chin-Yong Choe
	Name:	Chin-Yong Choe
	Title:	Director

BARCLAYS BANK PLC,
as an APA Bank under the Series 2015-3 Supplement

By:	/s/ Chin-Yong Choe
	Name:	Chin-Yong Choe
	Title:	Director

BARCLAYS BANK PLC,
as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ Chin-Yong Choe
	Name:	Chin-Yong Choe
	Title:	Director

CHARIOT FUNDING LLC,
as a CP Conduit Purchaser under the Series
2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series
2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2015-3
Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AESOP LEASING, L.P.,
as a Committed Note Purchaser under the Series
2015-3 Supplement

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer